UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2009
Avanir Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 8.01 Other Events.
     On August 11, 2009, Avanir Pharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the investigational drug Zenvia (dextromethorphan/quinidine) met its primary efficacy endpoint in the treatment of pseudobulbar affect in the confirmatory Phase III STAR trial. The Press Release provided top-line clinical data regarding the safety and efficacy of 30/10 mg and 20/10 mg doses of Zenvia compared to placebo. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
     Also on August 11, 2009, the Company hosted an investor conference call, which was open to the public, to discuss the Press Release and the results from the STAR trial. A copy of the presentation slides from this conference call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Cautionary Note Regarding Forward Looking Statements
     Certain statements in this filing that are not historical facts, including the exhibits incorporated herein, may constitute “forward looking statements,” which are subject to numerous risks and uncertainties. These statements are characterized by words such as, “expect”, “believe”, “should”, “project,” “plan,” “anticipate” and “intend.” Actual results could vary significantly from the anticipated results expressed or implied by any forward-looking statements. For example, there can be no assurance that the FDA will approve Zenvia for any indication, that subsequent complete analyses of clinical data will be consistent with the preliminary “top line” data reported herein, or that the Company will meet projected clinical or regulatory timelines. Risks and uncertainties affecting the Company’s financial condition and operations also include the risks set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Copies of these reports are available from the Company upon request. The Company disclaims any intent to update forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 11, 2009
99.2	Presentation slides from an investor conference call of August 11, 2009
* * *

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2009	Avanir Pharmaceuticals, Inc.
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 11, 2009
99.2	Presentation slides from an investor conference call of August 11, 2009

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